First Quarter 2022 Earnings Presentation www.ussteel.com April 28, 2022

Forward-looking statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation as of and for the first quarter 2022. Financial results as of and for the periods ended March 31, 2022 provided herein are preliminary unaudited results based on current information available to management. They should be read in conjunction with the consolidated financial statements and Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, financial performance, the construction or operation of new and existing facilities, the timing, size and form of stock repurchase transactions, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, anticipated disruptions to our operations and industry due to the COVID-19 pandemic, changes in global supply and demand conditions and prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2021 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries, references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context, and “Transtar” refers to Transtar LLC and its direct and indirect subsidiaries unless otherwise indicated by the context. 2

Explanation of use of non-GAAP measures We present adjusted net earnings, adjusted net earnings per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: debt extinguishment, asset impairment charges, restructuring and other charges, gain on sale of Transtar, (gains) losses on assets sold and previously held investments, pension de-risking, tax impact of adjusted items, net reversal of tax valuation allowance, and other items, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached. 3

CURRENT LANDSCAPE CHALLENGES SOLUTION PATH FORWARD Bullish for 2022 and advancing towards our Best for All future Delivering on Best for All Transitioning to a less capital and carbon intensive business model while becoming the best steel competitor Expanding competitive advantages Balanced capital allocation strategy Advancing towards our Best for All® future 4 Maintaining strong trade enforcement

ADVANCING TOWARDS OUR BEST FOR ALL FUTURE

6 6 Advancing towards our Best for All future Balanced approach to capital allocation INVESTING: Unlocking future earnings power with strategic projects Disciplined and efficient approach to value creation REWARDING: Returning excess capital to stockholders

7 7 Advancing towards our Best for All future Unlocking future earnings power LOW-COST IRON ORE MINI MILL STEELMAKING BEST-IN-CLASS FINISHING CAPABILTIES GARY WORKS PIG IRON Expanding our low-cost iron ore advantage to our Mini Mill segment 1 NGO = Non-grain oriented MINI MILL #2 Furthering our presence in sustainable steelmaking BIG RIVER STEEL NGO Meeting the growing electric vehicle demand with the best NGO1 electrical steel capabilities BIG RIVER STEEL COATING Participating in strategic market growth and improving our Mini Mill segment product mix $880 million of incremental EBITDA expected from strategic projects

8 8 Advancing towards our Best for All future Delivering benefits beginning in 2023 MINI MILL #2 MINI MILL STEELMAKING $650M Run-rate EBITDA by ‘26 NGO STEEL BEST-IN-CLASS FINISHING $140M Run-rate EBITDA by ‘26 COATING LINE BEST-IN-CLASS FINISHING $60M Run-rate EBITDA by ‘26 $15M 20252024 $830M 2022 2026+2023 $230M $880M Expected EBITDA contribution: MM#2 NGO + Coating GARY PIG IRON LOW-COST IRON ORE $30M Run-rate EBITDA by ‘24 Gary Pig Iron Run-rate, through- cycle EBITDA

Advancing towards our Best for All future
Fully-funded Best for All strategic projects

Cash & liquidity support strategic capex:


~$5.3B
Meaningful incremental free cash flow expected in 2022
Q1 2022 Credit facilities
Q1 2022 Cash
~$3.8B
Gary Pig
BRS coating line
Mini Mill #2
BRS NGO line
Q1 2022 Cash & Liquidity
Strategic Capex (Gary Pig + MM#2 + BRS NGO + BRS Coating)

Confident in future EBITDA contribution:

Fully-funded strategic projects

Clear path to strategy execution

De-risked strategy execution

Retaining top mini-mill engineering talent for MM#2 investment

EBITDA benefits in 2023; run-rate by 2026

$880M of EBITDA benefits by 2026 from strategic projects[1]

United States Steel Corporation

[1] Incremental through-cycle EBITDA of $880M expected from Gary pig iron machine, Mini Mill #2 (MM#2), BRS non-grain oriented (NGO) electrical steel line, and BRS coating line.

9

10 10 Advancing towards our Best for All future Balanced approach to capital allocation INVESTING: Unlocking future earnings power with strategic projects Disciplined and efficient approach to value creation REWARDING: Returning excess capital to stockholders

11 11 Advancing towards our Best for All future Returning excess capital to stockholders $800M $300M stock buyback (announced Oct. ’21) $500M stock buyback (announced Jan. ’22) $150M Completed as of 12/31/2021 YE 2021 Credit facilities $123M Completed in 1Q 2022 $0.05 per share Quarterly dividend Quarterly dividend is part of an enduring stockholder return program: Stock buybacks supported by the free cash flow generation of the business:

FIRST QUARTER 2022 UPDATE

First quarter 2022 update Improving on record safety performance 0.10 0.07 0.06 0.04 2019 2020 2021 YTD 2022 BLS - Iron & Steel: 0.70 Benchmark 1 : OSHA Days Away from Work 2 Safety first: Consecutive years of record-setting performance 131 BLS – Iron & Steel 2020 data. 2 Occupational Safety and Health Administration (OSHA) Days Away from Work is defined as number of days away cases x 200,000 / hours worked. YTD as of April 28, 2022.

Reported Net Earnings (Loss) $ Millions Profit Margin: $283 $964 $1,543 $1,038 $891 1Q 20221Q 2021 2Q 2021 3Q 2021 4Q 2021 Adjusted Net Earnings (Loss) $ Millions Adjusted Profit Margin: $362 $1,084 $1,831 $1,524 $1,139 1Q 20221Q 2021 2Q 2021 3Q 2021 4Q 2021 Segment EBIT1 $ Millions Segment EBIT Margin1: $551 $1,286 $2,027 $1,728 $1,337 1Q 2021 4Q 20213Q 20212Q 2021 1Q 2022 Adjusted EBITDA2 $ Millions Adjusted EBITDA Margin2: $91 $1,012 $2,002 $1,069 $882 1Q 20221Q 2021 3Q 20212Q 2021 4Q 2021 2% 8% 10% 15% 20% 19% 22% 26% 34% 26% 31% 34% 19% 18% 27% 31% 17% 17% 22% 26% First quarter 2022 update Financial updates 14Note: For reconciliation of non-GAAP amounts see Appendix. 1 Earnings (loss) before interest and income taxes. 2 Earnings (loss) before interest, income taxes, depreciation and amortization, and excluding adjustment items.

Flat-rolled segment
Key statistics

Operating Statistics

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Shipments: in 000s, net tons	2,332	2,326	2,328	2,032	1,947
Production: in 000s, net tons	2,581	2,485	2,634	2,181	2,205
Average Selling Price $ / net ton	$888	$1,078	$1,325	$1,432	$1,368

Segment EBITDA $ Millions



$266
$703
$1,135
$1,017
$636
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

EBITDA Margin:	11%	23%	32%	30%	21%

EBITDA Bridge $ Millions, 1Q 2021 vs. 1Q 2022



$266
$896
($164)
($183)
($179)
$636
1Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices and increased iron ore and coke sales, partially offset by lower volumes.

Raw Materials: The unfavorable impact is primarily the result of higher steelmaking additions and coal costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services and higher outage-related costs.

Other: The unfavorable impact is primarily the result of increased energy costs and variable compensation.

EBITDA Bridge $ Millions, 4Q 2021 vs. 1Q 2022



$1,017
($197)
($79)
($127)
$22
$636
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The unfavorable impact is primarily the result of seasonally weaker buying activity and seasonal impacts of iron ore mining partially offset by favorable impacts from higher fixed price contracts.

Raw Materials: The unfavorable impact is primarily the result of higher coal and steelmaking additions costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services and higher outage-related costs.

Other: The favorable impact is primarily the result of reduced variable compensation.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

15

Mini Mill segment[1]
Key statistics

Operating Statistics

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Shipments: in 000s, net tons	447	616	608	559	507
Production: in 000s, net tons	510	747	750	681	601
Average Selling Price $ / net ton	$967	$1,207	$1,517	$1,490	$1,372

Segment EBITDA $ Millions



$162
$324
$464
$407
$318
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

EBITDA Margin:	32%	36%	42%	41%	38%

EBITDA Bridge $ Millions, 1Q 2021 vs. 1Q 2022



$162
$270
($77)
($15)
($22)
$318
1Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased variable compensation.

EBITDA Bridge $ Millions, 4Q 2021 vs. 1Q 2022



$407
($120)
$23
($6)
$14
$318
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The unfavorable impact is primarily the result of lower average realized prices and fewer shipments.

Raw Materials: The favorable impact is primarily the result of lower metallics costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The favorable impact is primarily the result of derivatives gains and the absence of certain costs associated with the site selection process for mini mill #2.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

[1] 1Q 2021 Mini Mill segment includes Big River Steel performance as a fully consolidated entity of U. S. Steel, which began on January 15, 2021.

16

U. S. Steel Europe segment
Key statistics

Operating Statistics

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Shipments: in 000s, net tons	1,043	1,167	1,064	1,028	1,110
Production: in 000s, net tons	1,197	1,279	1,274	1,181	1,088
Average Selling Price $ / net ton	$748	$905	$1,143	$1,075	$1,109

Segment EBITDA $ Millions



$130
$232
$418
$293
$287
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

EBITDA Margin:	16%	22%	33%	26%	23%

EBITDA Bridge $ Millions, 1Q 2021 vs. 1Q 2022



$130
$465
($146)
($39)
($123)
$287
1Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices.

Raw Materials: The unfavorable impact is primarily the result of higher costs for coking coal partially offset by lower costs for CO2 credits.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The unfavorable impact is primarily the result of increased energy costs, the weakening of the Euro vs. the U.S. dollar, and increased variable compensation.

EBITDA Bridge $ Millions, 4Q 2021 vs. 1Q 2022



$293
$63
($13)
$2
($58)
$287
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices and increased shipments.

Raw Materials: The unfavorable impact is primarily the result of higher costs for coking coal partially offset by lower costs for CO2 credits.

Operating Costs: The change is not material.

Other: The unfavorable impact is primarily the result of increased energy costs and the weakening of the Euro vs. the U.S. dollar.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

17

Tubular segment
Key statistics

Operating Statistics

	1Q 2021	2Q 2021	3Q 2021	4Q 2021	1Q 2022
Shipments: in 000s, net tons	89	105	123	127	128
Production: in 000s, net tons	93	114	117	140	156
Average Selling Price $ / net ton	$1,372	$1,633	$1,702	$1,968	$2,349

Segment EBITDA $ Millions



$89
$42
$11
$12
($17)
1Q 2021
2Q 2021
3Q 2021
4Q 2021
1Q 2022

EBITDA Margin:	(12%)	6%	5%	16%	29%

EBITDA Bridge $ Millions, 1Q 2021 vs. 1Q 2022



($3)
($8)
$2
$115
$89
($17)
1Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices, partially offset by increased levels of low-priced imports.

Raw Materials: The unfavorable impact is primarily the result of higher metallics costs.

Operating Costs: The unfavorable impact is primarily the result of increased costs for purchased products and services.

Other: The change is not material.

EBITDA Bridge $ Millions, 4Q 2021 vs. 1Q 2022



$5
($2)
($2)
$46
$89
$42
4Q 2021
Commercial
Raw Materials
Operating Costs
Other
1Q 2022

Commercial: The favorable impact is primarily the result of higher average realized prices , partially offset by increased levels of low-priced imports.

Raw Materials: The favorable impact is primarily the result of lower metallics costs.

Operating Costs: The change is not material.

Other: The change is not material.

United States Steel Corporation

Note: For reconciliation of non-GAAP amounts see Appendix.

18

First quarter 2022 update Utilization rates impacted by planned outages ~77% Adjusted Raw Steel Utilization NA Flat-rolled segment Adjusted for Granite City ‘B’ blast furnace planned outage and indefinitely idled Granite City ‘A’ blast furnace capacity U. S. Steel Europe segment ~100% Adjusted Raw Steel Utilization Adjusted for #1 blast furnace planned outage 19

45-day planned outage underway at Gary BF #8 Operating Indefinitely Idled N o rt h A m e ri c a n F la t- ro ll e d T u b u la r E u ro p e MinntacIron ore pellets Keetac – 22.4 Cokemaking Clairton – 4.3 Gary BF #4 BF #6 BF #8 BF #14 – 7.5 Granite City BF ‘A’ BF ‘B’ 1.4 2.8 Great Lakes2 – – Mon Valley BF #1 BF #3 – 2.9 Košice BF #3BF #2BF #1 – 5.0 Fairfield EAF steelmaking / seamless pipe – 0.90 Lorain #3 seamless pipe 0.38 0.38 Lone Star #1 ERW #2 ERW 0.79 0.79 Idled Total Capability1 M in i M il l Big River Steel EAF #1 EAF #2 – 3.3 Permanently idled 20 Permanently idled steelmaking capability 1 Raw steel capability, except at Minntac and Keetac (iron ore pellet capability), Clairton (coke capability), Lorain, and Lone Star (pipe capability). 2 Great Lakes raw steel capability was 3.8 million net tons previously. Global operating footprint

Cash and liquidity $938 $682 $138 $4,090 $771 YE 2019YE 2018 YE 2020 YE 2021 1Q 2022 Cash from Operations $ Millions Cash and Cash Equivalents $ Millions Total Estimated Liquidity $ Millions Net Debt $ Millions $1,000 $749 $1,985 $2,522 $2,866 YE 2019YE 2018 YE 2020 YE 2021 1Q 2022 $2,830 $2,284 $3,153 $4,971 $5,309 YE 2021 1Q 2022YE 2018 YE 2019 YE 2020 $1,381 $2,892 $2,902 $1,369 $1,111 YE 2018 YE 2019 YE 2020 1Q 2022YE 2021 21Note: For reconciliation of non-GAAP amounts see Appendix.

APPENDIX

Additional Big River Steel summary data

$ millions		1Q 2022
Income Statement	Customer Sales	$718M
	Intersegment Sales	$130M
	Net Sales	$848M
	EBIT[1]	$278M
Balance Sheet	Cash and cash equivalents	$749M
	Total Assets	$4,850M
	2029 senior secured notes	$720M
	Environmental revenue bonds	$752M
	Financial leases and all other obligations	$126M
	Fair value step up[2]	$126M
	Total Debt	$1,724M
Cash Flow	Depreciation and Amortization	$40M
	Capital Expenditures[3]	$73M

United States Steel Corporation

[1] Earnings before interest and income taxes. [2] Big River Steel debt amounts are shown at aggregate principal amounts which do not include Big River Steel's unamortized discounts and fees which were removed with the purchase. The fair value step up shown here represents the fair value step up over the aggregate principal amount.
[3] Excludes capital expenditures for mini mill #2.

23

Flat-rolled ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Segment earnings before interest and income taxes $146 $579 $1,015 $890 $513 Depreciation 120 124 120 127 123 Flat-rolled Segment EBITDA $266 $703 $1,135 $1,017 $636 U. S. Steel Europe ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Segment earnings before interest and income taxes $105 $207 $394 $269 $264 Depreciation 25 25 24 24 23 U. S. Steel Europe Segment EBITDA $130 $232 $418 $293 $287 Tubular ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Segment (loss) earnings before interest and income taxes ($29) $0 $0 $30 $77 Depreciation 12 11 12 12 12 Tubular Segment EBITDA ($17) $11 $12 $42 $89 Other ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Segment (loss) earnings before interest and income taxes $8 $14 ($2) ($31) $7 Depreciation 2 2 0 0 0 Other Segment EBITDA $10 $16 ($2) ($31) $7 Reconciliation of segment EBITDA Mini Mill ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Segment earnings before interest and income taxes $132 $284 $424 $366 $278 Depreciation 30 40 40 41 40 Mini Mill Segment EBITDA $162 $324 $464 $407 $318 24

Net Debt ($ millions) YE 2018 YE 2019 YE 2020 YE 2021 1Q 2022 Short-term debt and current maturities of long-term debt $65 $14 $192 $28 $60 Long-term debt, less unamortized discount and debt issuance costs 2,316 3,627 4,695 3,863 3,917 Total Debt $2,381 $3,641 $4,887 $3,891 $3,977 Less: Cash and cash equivalents 1,000 749 1,985 2,522 2,866 Net Debt $1,381 $2,892 $2,902 $1,369 $1,111 Reconciliation of net debt 25

Reconciliation of reported and adjusted net earnings ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Reported net earnings attributable to U. S. Steel $91 $1,012 $2,002 $1,069 $882 Debt extinguishment 255 ─ 26 10 ─ Asset impairment charges ─ 28 ─ 245 ─ Restructuring and other charges 6 31 ─ 91 17 Gain on sale of Transtar ─ ─ (506) ─ ─ (Gains) losses on assets sold & previously held investments (111) (15) 7 1 ─ Pension de-risking ─ ─ ─ 93 ─ Other items, net 42 6 (12) 42 4 Tax impact of adjusted items ─ (3) 51 ─ (5) Net reversal of tax valuation allowance ─ (95) (25) (513) (7) Adjusted net earnings attributable to U. S. Steel $283 $964 $1,543 $1,038 $891 26

Reconciliation of adjusted EBITDA ($ millions) 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Reported net earnings attributable to U. S. Steel $91 $1,012 $2,002 $1,069 $882 Income tax provision (benefit) 1 (37) 260 (54) 246 Net interest and other financial costs 333 59 80 130 (10) Reported earnings before interest and income taxes $425 $1,034 $2,342 $1,145 $1,118 Depreciation, depletion and amortization expense 189 202 196 204 198 EBITDA $614 $1,236 $2,538 $1,349 $1,316 Asset impairment charges ─ 28 ─ 245 ─ Restructuring and other charges 6 31 ─ 91 17 (Gains) losses on assets sold & previously held investments (111) (15) 7 1 ─ Gain on sale of Transtar ─ ─ (506) ─ ─ Other 42 6 (12) 42 4 Adjusted EBITDA $551 $1,286 $2,027 $1,728 $1,337 27

INVESTOR RELATIONS Kevin Lewis Vice President 412-433-6935 klewis@uss.com Eric Linn Director 412-433-2385 eplinn@uss.com www.ussteel.com @USS_Investors